UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 25, 2005 (October 21, 2005)

R&G Financial Corporation
(Exact name of registrant as specified in its charter)
Puerto Rico
(State or other jurisdiction of incorporation)

001-31381	66-0532217
(Commission File Number)	(I.R.S. Employer Identification No.)
280 Jesús T. Piñero Ave.
Hato Rey, San Juan, Puerto Rico 00918
(Address of principal executive offices and zip code)
(787) 758-2424
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
R&G Financial Corporation (the “Company”) a diversified financial services company, has received from the U.S. Securities and Exchange Commission (the “Commission”) a subpoena, issued pursuant to a formal order of investigation entered by the Commission, seeking various documents and information. The Company believes that the investigation, like the informal inquiry disclosed by it on April 26, 2005, concerns issues relating to the Company’s previously-disclosed restatement of its financial statements. The Company has been cooperating with the Commission in its investigation and intends to continue to do so.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R&G FINANCIAL CORPORATION

Date: October 25, 2005

	By:	/s/ Vicente Gregorio
Vicente Gregorio
Chief Financial Officer